VGOF-P21 8/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 14, 2026

TO THE SUMMARY PROSPECTUS, AS APPLICABLE, AND PROSPECTUS OF EACH FUND LISTED IN SCHEDULE A

Effective as of August 14, 2026, for each fund listed in Schedule A, the section of the fund’s summary prospectus, as applicable, and prospectus titled “Principal investment strategies” is replaced with the following:

Under normal market conditions, the fund pursues its objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of issuers with substantial economic ties to one or more emerging market countries and other investments with similar economic characteristics. The material factors the subadviser considers when determining whether an issuer has substantial economic ties to an emerging market country include whether the issuer:

•	is included in the MSCI Emerging Markets Index;

•	is organized or headquartered in an emerging market country, or maintains most of its assets in one or more such countries;

•	has a primary listing for its securities on a stock exchange of an emerging market country; or

•	derives a majority of its exposure (e.g. percentage of sales, income or other material factors) from one or more emerging market countries.

Emerging market countries are predominantly found currently in regions such as Asia, the Indian subcontinent, South and Central America, the Middle and Near East, Eastern and Central Europe and Africa.

The fund will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds,

other securities convertible into common stock, depositary receipts, real estate investment trusts, securities of other investment companies, including exchange-traded funds (ETFs), and synthetic foreign equity securities, including international warrants. The fund will primarily invest in securities directly in foreign markets, but may gain exposure to foreign markets indirectly through depositary receipts and synthetic foreign equity securities. American Depositary Receipts are receipts issued by a bank that demonstrate ownership of underlying foreign securities and trade on U.S. markets. Synthetic foreign equity securities are a type of derivative issued by a bank or other financial institution designed to replicate the economic exposure of buying an equity security directly in a particular foreign market. The fund will use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The fund may also enter into index futures contracts, a form of derivative contract, as a substitute for buying or selling securities, to obtain market exposure, in an attempt to enhance returns and to manage cash.

Within an emerging market country, the subadviser selects securities that it believes have favorable investment potential. For example, the fund may purchase stocks of companies with prices that reflect a value lower than that which the subadviser places on the company. The subadviser may also consider factors it believes will cause the stock price to rise. In general, the subadviser will consider, among other factors, an issuer’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends and environmental, social, and governance risks and opportunities when deciding whether to buy or sell investments. The fund may invest in companies of any size and market capitalization.

The subadviser’s fundamental research analysts typically use their industry expertise to determine the material environmental, social and governance (“ESG”) factors facing both individual companies and industry sectors. The fundamental research analysts may also engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company generally reflects the specific industry.

The portfolio managers typically use an established proprietary research and engagement process to determine a company’s profile on ESG issues. This includes generating an ESG rating, through its ESG ratings system, by assessing ESG factors, both quantitatively and qualitatively. This system has four rating levels: AAA, AA, A and B, assigned to companies based on performance on key ESG issues (such as health and safety, gender diversity, climate risk, corporate governance risk and data security), including performance relative to the companies’ industry peer set.

Companies that receive a B rating per the proprietary ESG rating system are not considered for investment in this Fund.

The subadviser considers sustainability risks tied to ESG factors relevant to the returns of the fund. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the subadviser will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

In addition, the fund seeks to avoid investing in companies that, based on its exclusionary criteria, the subadviser has determined:

•	generate more than 5% of revenue from tobacco production, distribution or wholesale.

•	generate more than 5% of revenue from coal based power generation or the mining or distribution of thermal coal.

•	generate revenue from the production, sale or distribution of dedicated and key components of controversial weapons (i.e., antipersonnel mines, biological and chemical weaponry and cluster munitions).

•	as ‘fail’ under the principles set forth in the UN Global Compact.

The subadviser may engage with issuers to gain information on environmental, social and governance related issues and to promote best practices in the management and disclosure of these issues.

The subadviser applies its ESG process (as set out above) to the issuer of each security held in the fund’s portfolio, provided that the subadviser does not apply its ESG process to cash and instruments used for liquidity (including mutual funds and exchange-traded funds, short-term money market instruments and derivative contracts).

The fund may invest in companies domiciled in any country that the subadviser believes to be appropriate to the fund’s investment objective. Subject to the fund’s 80% investment policy, the fund may invest a substantial amount of assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries, but will always be invested in or have exposure to no less than three different emerging market countries. The fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Effective as of August 14, 2026, for each fund listed in Schedule A, the last paragraph of the section of the fund’s prospectus titled “More on the fund’s investment strategies, investments and risks – Selection process” is replaced with the following:

The team would expect to use reasonable efforts to promptly sell a stock if:

•	the shares have reached their target price and on review, the team has concluded that there is little further upside

•	the investment case has been undermined and the team’s conviction is therefore reduced

•	the stock has been displaced by a higher conviction idea

•	the subadviser has determined that the issuer fails one or more of the exclusionary criteria described above under “Principal investment strategies”

•	the proprietary ESG rating assigned by the subadviser to an issuer changes to a rating of B.

SCHEDULE A

Fund	Date of Summary Prospectus, as applicable, and Prospectus
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Emerging Markets Fund	February 1, 2026
ClearBridge SMASh Series EM Fund	December 1, 2025

Please retain this supplement for future reference.

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